UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 28, 2014

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 29, 2014, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended March 31, 2014. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On May 28, 2014, the Board of Directors (the “Board”) of the Company appointed Mr. Jeffrey H. Margolis to fill a vacancy on the Board. Mr. Margolis has also been appointed to serve on the Board’s Transaction Committee.

As a non-employee director, Mr. Margolis will participate in the Company’s 2014 Director Compensation Program and will enter into a restricted stock agreement with the Company, which will be substantially consistent with the Company’s form of Amended and Restated Restricted Stock Agreement. Mr. Margolis will receive a pro-ration of the annual director compensation based on the number of months he will serve until the Company’s 2014 Annual Shareholders’ Meeting. If Mr. Margolis is re-elected by the Company’s shareholders at the 2014 Annual Shareholders’ Meeting, he will participate in the Company’s 2015 Director Compensation Program as described in Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference. The Company will enter into an indemnification agreement with Mr. Margolis, which will be substantially consistent with the Company’s form of Indemnification Agreement. The 2014 Director Compensation Program is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 28, 2013, and is incorporated herein by reference. The form of Amended and Restated Restricted Stock Agreement is filed with the SEC as Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed on February 9, 2010, and is incorporated herein by reference. The form of Indemnification Agreement is filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 28, 2013, and is incorporated herein by reference.

Mr. Margolis, age 50, is chairman and CEO of Welltok, Inc., an early-stage healthcare consumer engagement and platform-as-a-service enterprise. Mr. Margolis is Chairman Emeritus of TriZetto Corporation, a recognized leader in the provision of health information technology for payers and providers and the originator of the industry-vertical SaaS model, where he served as the founding CEO beginning in 1997, served as Chairman and CEO of TriZetto until 2010 (publically traded on NASDAQ from October 1999 – August 2008), and continued as Chairman until October 2011. Mr. Margolis also served as Senior Executive Advisor to the Oliver Wyman Health Innovation Center, an organization that identifies and disseminates ideas and best practices that aim to transform healthcare, during 2012 and 2013. From 1989 to 1997, Mr. Margolis served as Senior Vice President and Chief Information Officer of FHP International Corp. and its predecessors, a publicly-traded company that focused on the delivery of managed group and individual health care insurance and hospital and ambulatory-based clinical services along with a broad array of healthcare ancillary services. Earlier in his career, Mr. Margolis served in various positions with Andersen Consulting including his final position as Manager, Healthcare Consulting. Mr. Margolis currently serves on the board of directors of Predilytics, Inc., a private, for-profit healthcare predictive analytics company and is beginning his service as a director with Alignment Healthcare, Inc., a private, for-profit population health management entity. He has previously served on a variety of other for-profit boards. He also serves on a number of not-for-profit boards of directors, and is currently a director of Hoag Hospital in Newport Beach, and the national board of the Crohn’s and Colitis Foundation of America. He is a member of the board of governors at Cedars-Sinai in Los Angeles, California and is on the Advisory Boards of the University of California at Irvine’s Center for Healthcare Management & Policy and Center for Digital Transformation. A published author on topics of healthcare information technology and systems, Mr. Margolis earned a bachelor’s degree in business administration/management information systems with high honors from the University of Illinois in 1984, and holds CPA certificates (currently inactive) in Colorado and Illinois. Mr. Margolis’s more than 25 years’ experience in the healthcare industry will bring extensive experience to the Board in areas important to the Company’s strategy.

There are no relationships between Mr. Margolis and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transaction proposed, in which Mr. Margolis, or any member of his immediate family, has a direct or indirect material interest.

Item 8.01	Other Events.

Quarterly Dividend

On May 28, 2014, the Board declared a quarterly cash dividend of $0.175 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of June 13, 2014 with an anticipated distribution date on or about July 3, 2014. The $0.175 dividend is declared pursuant to the Company’s current practice to pay a regular dividend on the Company’s outstanding shares of common stock each fiscal quarter subject to Board review and approval.

Annual Meeting

On May 28, 2014, the Board set August 11, 2014 as the date of the Company’s 2014 Annual Shareholders’ Meeting (the “Annual Meeting”). The Annual Meeting will be held at The Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612. Shareholders of record as of June 16, 2014 are eligible to vote and attend the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Description of 2015 Director Compensation Program

99.1	Press Release dated May 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2014

QUALITY SYSTEMS, INC.

By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

10.1	Description of 2015 Director Compensation Program

99.1	Press Release dated May 29, 2014